                                                                    EXHIBIT 10.3

                                 PROXYMED, INC.

                              CONVERSION AGREEMENT

         This Conversion Agreement (this "Agreement") made as of this ___ day of _________, _____ between ProxyMed, Inc., a Florida corporation with offices at 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317 (the "Company"), and the undersigned (the "Holder").

         A. In June 2000, the Company completed a private placement to accredited investors (the "Placement") through Commonwealth Associates, L.P. ("Commonwealth") pursuant to which it issued shares of Series C 7% Convertible Preferred Stock (the "Preferred Stock"), convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock").

         B.       The Holder is the owner of shares of the Preferred Stock.

         C. The Company hereby offers, upon the terms and subject to the conditions set forth in the Confidential Term Sheet dated December 13, 2001 (the "Term Sheet"), to allow holders of the Preferred Stock to convert their shares of Preferred Stock (the "Preferred Shares") on terms different than those contained the Certificate of Designation governing the Preferred Stock (the "Designation") in consideration for the holders' agreement to (i) amend certain provisions of the Designation; (ii) amend certain provisions of the Subscription Agreement dated as of June 15, 2000 (the "Subscription Agreement"); and (iii) convert their Preferred Shares.

         D. The Holder agrees to amend the Designation and the Subscription Agreement in accordance with the provisions set forth in the Term Sheet as evidenced by the Holder's execution of this Agreement and the Designation and Subscription Amendment Agreement (the "Amendment Agreement") enclosed herewith.

         E. The Holder desires to convert his/her/its ("his") Preferred Shares for shares of Common Stock (the "Shares") on the terms contained in the Term Sheet.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.       CONVERSION; REPRESENTATIONS BY AND COVENANTS OF HOLDER.

1.1 Subject to the terms and conditions hereinafter set forth, the Holder hereby agrees to convert all of his Preferred Shares for Shares and the Company agrees to issue Shares to the Holder subject to the condition set forth in the penultimate sentence of this paragraph. The Holder, by signing this Agreement, authorizes Commonwealth to deliver his Preferred Share certificates, for conversion, to the Company. To the extent not held in an account at Commonwealth, the Holder shall deliver the certificates to the Company or Commonwealth at the addresses specified in the Term Sheet promptly after execution of this Agreement. The completion of this offering (the "Offering") is contingent upon Holders of not less than 66 2/3% of the outstanding Preferred Shares (the "Threshold Amount") executing and delivering this Agreement and the Amendment Agreement. The Shares, together with any check in payment of fractional shares, will be delivered to the Holder following the consummation of the Offering as set forth in Article 3 hereof.

1.2 The Holder recognizes that the acquisition of Shares pursuant to the Offering involves a high degree of risk in that (i) the Company has incurred substantial losses from operations in prior years and may incur losses in the future; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; and
         (iii) Holders will be foregoing significant rights by converting their Preferred Shares for Common Stock. The Holder acknowledges and understands these and the other risk factors which are more fully set forth in the Term Sheet and in the Company's publicly available filings (the "SEC Filings") with the United States Securities and Exchange Commission (the "SEC") .

1.3 The Holder represents and warrants that he/she/it ("he") is an "accredited investor" as such term in defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") (which definition is set forth in Appendix A hereto), and that he is able to bear the economic risk of an investment in the Shares. The Holder further represents and warrants that the information furnished herein is accurate and complete in all material respects.

1.4 The Holder acknowledges that he has prior investment experience and that he recognizes the highly speculative nature of this investment.

1.5 The Holder acknowledges receipt and careful review of the Term Sheet and all other documents furnished in connection with the Offering (collectively, the "Offering Documents") and hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company (including, but not limited to, the SEC Filings) which he has requested or desired to know; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

1.6 The Holder acknowledges that the Offering may involve tax consequences and that the contents of the Term Sheet do not contain tax advice or information. The Holder


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

         acknowledges that he must retain his own professional advisors to evaluate the tax and other consequences of converting his Preferred Shares.

1.7 The Holder acknowledges that the Offering has not been reviewed by the SEC because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Holder represents that the Shares are being acquired for his own account, for investment and not for distribution or resale to others. The Holder agrees that he will not sell or otherwise transfer the Shares unless they are registered under the Act or unless an exemption from such registration is available.

1.8 The Holder consents to the placement of a legend on any certificate or other document evidencing the Shares stating that they have not been registered under the Act and setting forth or referring to the restrictions on transferability and sale thereof, and to the issuance of stop transfer instructions with respect thereto.

1.9 If the undersigned Holder is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it is authorized and otherwise duly qualified to acquire and hold the Shares; and (ii) that this Agreement and the Amendment Agreement have been duly and validly authorized, executed and delivered and constitute the legal, binding and enforceable obligations of the undersigned.

1.10 The Holder hereby represents that the address furnished by him at the end of this Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

1.11 The Holder hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Holder by the Company or Commonwealth, or any agent, employee or affiliate of the Company or Commonwealth, and in entering into this transaction, the Holder is not relying on any information, other than that contained in the Offering Documents, the SEC Filings and the results of independent investigation by the Holder.

1.12 The Holder represents that his participation in the Offering has not been solicited by means of any general solicitation or general advertisement.

1.13 The Holder represents that he is the sole record and beneficial owner of the Preferred Shares being converted pursuant to this Agreement.

1.14 The Holder agrees that his conversion will not be revocable at any time prior to the Termination Date (as defined in Section 3.1 hereof).

2.       REPRESENTATIONS BY THE COMPANY.

2.1 The Company represents and warrants to the Holder that upon consummation of the Offering:


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2.1.1    The Company is a corporation duly organized, existing and in good standing under the laws of the State of Florida and has the corporate power to conduct the business which it conducts and proposes to conduct.

2.1.2 The execution, delivery and performance of this Agreement and the Amendment Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the Offering will have been duly taken and approved.

2.1.3 The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued and fully paid and non-assessable.

2.1.4 The Company has, to the best of its knowledge, obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations obtained are in full force and effect; and the Company is in all material respects complying therewith; except where such failure to obtain such licenses, permits and other governmental authorizations necessary to the conduct of its business would not have a material adverse effect on the Company's business or financial condition.

2.1.5 The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company not otherwise disclosed in the SEC Filings.

2.1.6 Other than as set forth in the Term Sheet, the Company is not in violation of or default under, nor will the execution and delivery of this Agreement or the Amendment Agreement, the issuance of the Shares, and the incurrence of the obligations herein and therein set forth and the consummation of the transactions herein or therein contemplated, result in a violation of, or constitute a default under, the Company's articles of incorporation (as such will be amended in accordance with the Term Sheet) or by-laws, any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign; except where such violation or default would not have a material adverse effect on the Company's business or financial condition.

2.1.7 The financial information contained in the SEC Filings presents fairly in all material respects the financial condition of the Company as of the dates and for the periods indicated.


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3.       TERMS OF AGREEMENT.

3.1 This offering will terminate at 5:00 p.m. EST on February 11, 2002 (the "Termination Date").

3.2 Pending the issuance of the Shares, the Preferred Shares shall be held by the Company or Commonwealth. If the Company does not achieve the Threshold Amount on or before the Termination Date, then this Agreement shall be void and the Holder's Preferred Shares will be promptly returned to him, subject to paragraph 3.4 hereof. If the Threshold Amount is achieved, the Designation and the Subscription Agreement will be deemed amended, all of the Holder's Preferred Shares will be deemed converted and the Shares, together with any check in payment of fractional shares, will be delivered to the Holder in accordance with the terms of this Agreement.

3.3 The Holder hereby authorizes and directs the Company to deliver certificates representing the Shares to be issued to such Holder pursuant to this Agreement either (a) to the residential or business address indicated on the signature page or (b) directly to the Holder's account maintained with Commonwealth, if any.

3.4 The Holder hereby authorizes and directs the Company to return any Preferred Shares for unaccepted subscriptions to the same account from which such securities were drawn, including any customer account maintained with Commonwealth.

3.5 If the Holder is not a United States person, such Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, holding, redemption, sale or transfer of the Shares. Such Holder's subscription and payment for, and his continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of the Holder's jurisdiction.

4.       MISCELLANEOUS.

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its registered office, 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317,
         Attention: In-House Counsel, and to the Holder at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address and notices sent from outside the continental United States, which shall be deemed to have been given when received.

4.2 This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.


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

4.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to such states laws regarding conflicts of laws. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

4.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement and the Amendment Agreement by the Holder, this Agreement shall become a binding obligation of the Holder with respect to the (i) amendments of the Designation; (ii) amendments to the Subscription Agreement; and (iii) conversion of the Preferred Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other Holders. By executing this Agreement, the Holder understands that he shall be deemed designated a member of the committee referenced in the modification provisions of the Designation and the Subscription Agreement.

4.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

4.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.       BLUE SKY LEGENDS

FLORIDA RESIDENTS:

A HOLDER WHO IS A FLORIDA RESIDENT IS ENTITLED TO RESCIND HIS PURCHASE WITHIN THREE (3) BUSINESS DAYS AFTER THE DATE OF PURCHASE (WHICH IS THE


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DATE OF TENDER OF CONSIDERATION OR THE DATE THE AVAILABILITY OF THIS PRIVILEGE
IS COMMUNICATED TO SUCH INVESTOR, WHICHEVER OCCURS LATER) WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH SUCH RESCISSION, SUCH HOLDER MUST SEND A CERTIFIED LETTER OR TELEGRAM TO PROXYMED, INC., 2555 DAVIE ROAD, SUITE 110, FORT LAUDERDALE, FLORIDA 33317, INDICATING HIS INTENTION TO RESCIND. SUCH LETTER OR TELEGRAM SHOULD BE SENT OR POSTMARKED PRIOR TO 5:00 P.M. ON THE THIRD (3RD) DAY FOLLOWING PURCHASE. IF A LETTER IS SENT, IT SHOULD BE SENT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED.

NEW HAMPSHIRE RESIDENTS:

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE DIRECTOR OF THE OFFICE OF SECURITIES REGULATION THAT ANY DOCUMENT FILED UNDER RSA 421-b IS TRUE, COMPLETE AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE DIRECTOR OF THE OFFICE OR SECURITIES REGULATION HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

PENNSYLVANIA RESIDENTS:

UNDER PROVISIONS OF THE PENNSYLVANIA SECURITIES ACT OF 1972, EACH INDIVIDUAL WHO IS A PENNSYLVANIA RESIDENT HAS THE RIGHT TO WITHDRAW HIS OR HER ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS OR HER WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO WRITTEN BINDING CONTRACT OR PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE OR SHE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED. TO ACCOMPLISH THIS WITHDRAWAL A SUBSCRIBER NEED ONLY SEND A LETTER TO THE ISSUER AT THE ADDRESS SET FORTH IN THE TEXT OF THE CONVERSION AGREEMENT, INDICATING HIS OR HER INTENTION TO WITHDRAW. SUCH LETTER SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IT IS PRUDENT TO SEND SUCH LETTER BY CERTIFIED MAIL RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND TO EVIDENCE THE TIME WHEN IT WAS MAILED. IF THE REQUEST IS MADE ORALLY IN PERSON OR BY TELEPHONE TO THE ISSUER AT THE NUMBER LISTED IN THE TEXT OF THE CONVERSION AGREEMENT A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.


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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


------------------------------------------                   ------------------------------------------
Signature of Holder                                          Signature of Co-Holder



------------------------------------------                   ------------------------------------------
Name of Holder                                               Name of Co-Holder
[please print]                                               [please print]



------------------------------------------                   ------------------------------------------
Address of Holder                                            Address of Co-Holder



------------------------------------------                   ------------------------------------------
Social Security or Taxpayer                                  Social Security or Taxpayer Identification
Identification Number of Holder                              Number of Co-Holder



------------------------------------------
Holder's Account Number
at Commonwealth Associates (if applicable)



------------------------------------------
Number of Preferred Shares Surrendered
For Conversion



                                                             Subscription Accepted:
                                                             PROXYMED, INC.
                                                             By:
                                                                ---------------------------------------
                                                                Name:
                                                                Title:


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

                                   APPENDIX A

                        DEFINITION OF ACCREDITED INVESTOR

         The Shares will only be issued to investors who represent in writing in the Conversion/Exercise Agreement that they are accredited investors, as defined in Regulation D, Rule 501 under the Act which definition is set forth below:

1. A natural person whose net worth, or joint net worth with spouse, at the time of purchase exceeds $1 million (including home, home furnishings, and automobiles); or

2. A natural person whose individual gross income exceeded $200,000 or whose joint income with that person's spouse exceeded $300,000 in each of the last two years, and who reasonably expects to exceed such income level in the current year; or

3. A trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person described in Regulation D; or

4.       A director or executive officer of the Company; or

5. The investor is an entity, all of the owners of which are accredited investors; or

6. (a) bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (c) an insurance Company as defined in Section 2(13) of the Act, (d) an investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in Section 2(a)(48) of such Act, (e) a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, (f) an employee benefit plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, if such plan has total assets in excess of $5 million, (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Securities Act of 1974, and the employee benefit plan has assets in excess of $5 million, or the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, that is either a bank, savings and loan institution, insurance Company, or registered investment advisor, or, if a self-directed plan, with an investment decisions made solely by persons that are accredited investors, (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, or (i) an organization described in Section 501(c)(3) of the Internal Revenue code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with assets in excess of $5 million.

         A prospective investor will be required to provide such evidence as may be deemed necessary to substantiate the accuracy of representations. The above suitability standards are minimum requirements for prospective investors, and the satisfaction of these standards does not mean that the Shares are a suitable investment for a prospective investor


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